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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number    811-02090

Invesco Bond Fund

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800     Atlanta, Georgia 30309

(Address of principal executive offices)            (Zip code)

Sheri Morris     1555 Peachtree Street, N.E., Suite 1800     Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (713) 626-1919

Date of fiscal year end:       2/28

Date of reporting period:    5/31/17

Item 1. Schedule of Investments.

Invesco Bond Fund

Quarterly Schedule of Portfolio Holdings

May 31, 2017

invesco.com/us	VK-CE-BOND-QTR-1 05/17	Invesco Advisers, Inc.

Schedule of Investments(a)

May 31, 2017

(Unaudited)

	Principal Amount	Value

Bonds & Notes–93.05%

Aerospace & Defense–0.15%

Bombardier Inc. (Canada), Sr. Unsec. Notes, 6.00%, 10/15/2022(b)	$35,000	$35,087
7.50%, 03/15/2025(b)	31,000	32,201
KLX Inc., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2022(b)	66,000	69,795
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(b)	45,000	47,194
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 07/15/2024	15,000	15,638
6.50%, 05/15/2025	136,000	141,610
		341,525

Agricultural & Farm Machinery–0.04%

Titan International Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.88%, 10/01/2020	89,000	92,226

Air Freight & Logistics–0.05%

FedEx Corp., Sr. Unsec. Gtd. Notes, 3.30%, 03/15/2027	81,000	81,648
XPO Logistics, Inc., Sr. Unsec. Gtd. Notes, 6.50%, 06/15/2022(b)	25,000	26,531
		108,179

Airlines–3.36%

American Airlines Pass Through Trust, Series 2015-2, Class B, Sec. Third Lien Pass Through Ctfs., 4.40%, 03/22/2025	456,879	461,448
Series 2016-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.58%, 01/15/2028	423,998	429,828
Series 2016-3, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.00%, 04/15/2030	899,000	874,839
Series 2017-1, Class A, Sec. Second Lien Pass Through Ctfs., 4.00%, 08/15/2030	472,000	484,685
Series 2017-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.65%, 08/15/2030	590,000	599,956
Series 2017-1, Class B, Sec. Third Lien Pass Through Ctfs., 4.95%, 08/15/2026	510,000	525,938
Continental Airlines Pass Through Trust, Series 2010-1, Class B, Sec. Second Lien Pass Through Ctfs., 6.00%, 07/12/2020	220,581	227,805

	Principal Amount	Value

Airlines–(continued)

Delta Air Lines Pass Through Trust, Series 2010-2, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.95%, 11/23/2020	$203,799	$212,512
Delta Air Lines, Inc., Sr. Unsec. Global Notes, 3.63%, 03/15/2022	860,000	886,338
LATAM Airlines Pass Through Trust (Chile), Series 2015-1, Class A, Sec. Global Pass Through Ctfs., 4.20%, 08/15/2029	1,334,215	1,325,043
Norwegian Air Shuttle ASA Pass Through Trust (Norway), Series 2016-1, Class A, Sec. Pass Through Ctfs., 4.88%, 11/10/2029(b)	502,782	510,247
United Airlines Pass Through Trust, Series 2014-2, Class B, Sec. Second Lien Pass Through Ctfs., 4.63%, 09/03/2022	561,745	577,720
WestJet Airlines Ltd. (Canada), Sr. Unsec. Gtd. Notes, 3.50%, 06/16/2021(b)	623,000	628,875
		7,745,234

Alternative Carriers–0.05%

Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/2026	39,000	40,755
5.38%, 05/01/2025	63,000	66,465
		107,220

Aluminum–0.12%

Alcoa Nederland Holding B.V., Sr. Unsec. Gtd. Notes, 6.75%, 09/30/2024(b)	200,000	215,777
Novelis Corp., Sr. Unsec. Gtd. Notes, 6.25%, 08/15/2024(b)	67,000	70,852
		286,629

Apparel Retail–1.28%

Gap, Inc. (The), Sr. Unsec. Global Bonds, 5.95%, 04/12/2021	40,000	43,384
Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	86,000	87,935
L Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2022	98,000	104,493
6.75%, 07/01/2036	10,000	9,650
6.88%, 11/01/2035	40,000	39,100
Ross Stores, Inc., Sr. Unsec. Notes, 3.38%, 09/15/2024	2,630,000	2,677,921
		2,962,483

See accompanying notes which are an integral part of this schedule.

                    Invesco Bond Fund

	Principal Amount	Value

Apparel, Accessories & Luxury Goods–0.15%

Hanesbrands Inc., Sr. Unsec. Gtd. Notes, 4.63%, 05/15/2024(b)	$145,000	$145,091
4.88%, 05/15/2026(b)	211,000	211,923
		357,014

Asset Management & Custody Banks–2.18%

Affiliated Managers Group, Inc., Sr. Unsec. Global Notes, 4.25%, 02/15/2024	1,215,000	1,270,544
Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/2024(b)	355,000	363,978
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/2044(b)	1,090,000	1,172,530
Brookfield Asset Management Inc. (Canada), Sr. Unsec. Notes, 4.00%, 01/15/2025	520,000	531,880
Carlyle Holdings II Finance LLC, Sr. Unsec. Gtd. Notes, 5.63%, 03/30/2043(b)	1,425,000	1,558,263
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	114,000	124,830
		5,022,025

Auto Parts & Equipment–0.02%

Dana Financing Luxembourg S.a.r.l., Sr. Unsec. Gtd. Notes, 5.75%, 04/15/2025(b)	25,000	26,156
Dana Inc., Sr. Unsec. Notes, 5.38%, 09/15/2021	13,000	13,488
5.50%, 12/15/2024	17,000	17,744
		57,388

Automobile Manufacturers–1.08%

Daimler Finance North America LLC (Germany), Sr. Unsec. Gtd. Notes, 2.00%, 07/06/2021(b)	1,109,000	1,093,038
2.85%, 01/06/2022(b)	504,000	511,012
Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes, 3.10%, 05/04/2023	362,000	354,308
General Motors Financial Co., Inc., Sr. Unsec. Gtd. Notes, 3.15%, 01/15/2020	532,000	540,276
		2,498,634

Automotive Retail–0.56%

Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 4.50%, 12/01/2023	300,000	320,362
5.75%, 05/01/2020	845,000	920,493
Murphy Oil USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/2027	44,000	46,145
		1,287,000

	Principal Amount	Value

Brewers–1.49%

Anheuser-Busch InBev Finance, Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 3.30%, 02/01/2023	$687,000	$708,169
4.90%, 02/01/2046	1,897,000	2,097,549
Heineken NV (Netherlands), Sr. Unsec. Notes, 4.35%, 03/29/2047(b)	606,000	624,988
		3,430,706

Broadcasting–0.19%

AMC Networks Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 04/01/2024	50,000	51,000
Clear Channel Worldwide Holdings, Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	53,000	55,054
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	80,000	80,700
iHeartCommunications, Inc., Sr. Sec. Gtd. First Lien Global Notes, 9.00%, 12/15/2019	73,000	57,670
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	81,000	88,492
Nexstar Broadcasting, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	53,000	53,464
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	59,000	62,466
		448,846

Building Products–0.10%

Allegion PLC, Sr. Unsec. Gtd. Notes, 5.88%, 09/15/2023	45,000	48,698
Builders FirstSource, Inc., Sr. Unsec. Gtd. Notes, 10.75%, 08/15/2023(b)	42,000	49,088
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	68,000	70,210
Standard Industries Inc., Sr. Unsec. Notes, 5.00%, 02/15/2027(b)	50,000	51,312
		219,308

Cable & Satellite–2.93%

Altice Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 05/15/2022(b)	200,000	213,500
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Notes, 5.75%, 02/15/2026(b)	225,000	241,594
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sr. Sec. Gtd. First Lien Global Notes, 4.91%, 07/23/2025	1,257,000	1,365,243

See accompanying notes which are an integral part of this schedule.

                    Invesco Bond Fund

	Principal Amount	Value

Cable & Satellite–(continued)

Comcast Corp., Sr. Unsec. Gtd. Global Notes, 3.40%, 07/15/2046	$390,000	$350,730
Sr. Unsec. Gtd. Notes, 6.45%, 03/15/2037	580,000	764,588
Cox Communications, Inc., Sr. Unsec. Notes, 3.35%, 09/15/2026(b)	689,000	683,384
8.38%, 03/01/2039(b)	305,000	397,765
CSC Holdings LLC, Sr. Unsec. Global Notes, 6.75%, 11/15/2021	85,000	94,138
Sr. Unsec. Notes, 10.88%, 10/15/2025(b)	200,000	243,500
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	162,000	173,137
7.88%, 09/01/2019	109,000	121,126
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes, 7.25%, 04/01/2019	22,000	21,120
7.25%, 10/15/2020	55,000	50,325
NBCUniversal Media LLC, Sr. Unsec. Gtd. Global Notes, 5.95%, 04/01/2041	1,193,000	1,503,741
Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2025(b)	50,000	51,625
5.38%, 07/15/2026(b)	69,000	70,984
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. First Lien Bonds, 5.00%, 01/15/2025(b)	200,000	208,250
Virgin Media Secured Finance PLC (United Kingdom), REGS, Sr. Sec. Gtd. First Lien Euro Bonds, 5.50%, 01/15/2025(b)	200,000	206,750
		6,761,500

Casinos & Gaming–0.23%

Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 04/01/2026	23,000	25,099
6.88%, 05/15/2023	86,000	93,202
MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/2021	52,000	58,500
Sr. Unsec. Gtd. Notes, 4.63%, 09/01/2026	28,000	28,070
6.00%, 03/15/2023	35,000	38,500
7.75%, 03/15/2022	53,000	62,010
Pinnacle Entertainment, Inc., Sr. Unsec. Notes, 5.63%, 05/01/2024(b)	85,000	88,294
Scientific Games International Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 12/01/2022	40,000	43,650

	Principal Amount	Value

Casinos & Gaming–(continued)

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Notes, 5.25%, 05/15/2027(b)	$23,000	$23,632
5.50%, 03/01/2025(b)	69,000	73,140
		534,097

Commercial Printing–0.05%

Multi-Color Corp., Sr. Unsec. Gtd. Notes, 6.13%, 12/01/2022(b)	106,000	111,035

Commodity Chemicals–0.04%

Koppers Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	44,000	46,420
Valvoline Inc., Sr. Unsec. Gtd. Notes, 5.50%, 07/15/2024(b)	41,000	43,358
		89,778

Communications Equipment–0.12%

CommScope Technologies LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(b)	123,000	131,302
Hughes Satellite Systems Corp., Sr. Sec. Gtd. First Lien Global Notes, 5.25%, 08/01/2026	62,000	64,093
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	63,000	71,820
		267,215

Construction & Engineering–0.55%

AECOM, Sr. Unsec. Gtd. Notes, 5.13%, 03/15/2027(b)	335,000	335,838
Valmont Industries, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 10/01/2054	983,000	935,554
		1,271,392

Construction Machinery & Heavy Trucks–0.08%

Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	44,000	46,310
6.75%, 06/15/2021	43,000	44,720
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/2025	43,000	45,150
Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(b)	41,000	42,179
		178,359

Consumer Finance–2.25%

Ally Financial Inc., Sr. Unsec. Global Notes, 4.13%, 03/30/2020	950,000	985,625
4.63%, 03/30/2025	226,000	227,695
5.13%, 09/30/2024	17,000	17,723
Sr. Unsec. Gtd. Global Notes, 8.00%, 03/15/2020	40,000	45,750

See accompanying notes which are an integral part of this schedule.

                    Invesco Bond Fund

	Principal Amount	Value

Consumer Finance–(continued)

Capital One Financial Corp., Sr. Unsec. Global Notes, 3.05%, 03/09/2022	$450,000	$454,639
3.75%, 03/09/2027	1,210,000	1,215,560
Discover Bank, Sr. Unsec. Global Bonds, 3.45%, 07/27/2026	915,000	895,066
Synchrony Financial, Sr. Unsec. Global Notes, 4.50%, 07/23/2025	1,300,000	1,343,972
		5,186,030

Copper–0.30%

First Quantum Minerals Ltd. (Canada), Sr. Unsec. Gtd. Notes, 7.00%, 02/15/2021(b)	80,000	84,200
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 5.40%, 11/14/2034	100,000	88,375
Lundin Mining Corp. (Canada), Sr. Sec. Gtd. First Lien Notes, 7.88%, 11/01/2022(b)	476,000	521,815
		694,390

Data Processing & Outsourced Services–0.29%

Fidelity National Information Services, Inc., Sr. Unsec. Global Notes, 4.50%, 08/15/2046	483,000	491,064
First Data Corp., Sr. Sec. Gtd. First Lien Notes, 5.00%, 01/15/2024(b)	37,000	38,480
Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	122,000	131,913
		661,457

Diversified Banks–12.54%

ANZ New Zealand (Int’l) Ltd. (New Zealand), Sr. Unsec. Gtd. Notes, 2.13%, 07/28/2021(b)	815,000	803,075
Australia and New Zealand Banking Group Ltd. (Australia), Jr. Unsec. Sub. Notes, 6.75% (b)(c)	1,355,000	1,502,356
Banco Nacional de Comercio Exterior, S.N.C. (Mexico), Unsec. Sub. Notes, 3.80%, 08/11/2026(b)	214,000	212,458
Bank of America Corp., Unsec. Sub. Global Notes, 7.75%, 05/14/2038	765,000	1,083,789
Series X, Jr. Unsec. Sub. Notes, 6.25% (c)	615,000	663,431
Series Z, Jr. Unsec. Sub. Notes, 6.50% (c)	1,130,000	1,254,300
Series AA, Jr. Unsec. Sub. Notes, 6.10% (c)	1,495,000	1,607,125
Series DD, Jr. Unsec. Sub. Notes, 6.30% (c)	440,000	486,750

	Principal Amount	Value

Diversified Banks–(continued)

Bank of China Ltd. (China), Unsec. Sub. Notes, 5.00%, 11/13/2024(b)	$540,000	$580,802
Barclays PLC (United Kingdom), Sr. Unsec. Global Notes, 4.95%, 01/10/2047	310,000	331,347
Unsec. Sub. Global Notes, 4.84%, 05/09/2028	200,000	205,518
BBVA Bancomer S.A. (Mexico), Sr. Unsec. Notes, 4.38%, 04/10/2024(b)	535,000	555,563
Citigroup Inc., Unsec. Sub. Global Notes, 5.50%, 09/13/2025	1,220,000	1,363,400
Series N, Jr. Unsec. Sub. Global Notes, 5.80% (c)	750,000	782,812
Series Q, Jr. Unsec. Sub. Global Notes, 5.95% (c)	545,000	576,337
Series R, Jr. Unsec. Sub. Global Notes, 6.13% (c)	905,000	971,744
Series T, Jr. Unsec. Sub. Global Notes, 6.25% (c)	513,000	561,094
Coöperatieve Rabobank U.A. (Netherlands), Jr. Unsec. Sub. Notes, 11.00% (b)(c)	210,000	245,700
Credit Bank of Moscow Via CBOM Finance PLC (Russia), Jr. Unsec. Sub. Notes, 8.88% (b)(c)	266,000	263,147
Crédit Agricole S.A. (France), Unsec. Sub. Notes, 4.38%, 03/17/2025(b)	1,509,000	1,559,410
Global Bank Corp. (Panama), Sr. Unsec. Notes, 4.50%, 10/20/2021(b)	772,000	780,265
HSBC Holdings PLC (United Kingdom), Jr. Unsec. Sub. Global Bonds, 6.00% (c)	845,000	867,731
Sr. Unsec. Global Notes, 4.00%, 03/30/2022	500,000	529,100
Unsec. Sub. Global Notes, 4.38%, 11/23/2026	214,000	222,789
ING Groep N.V. (Netherlands), Jr. Unsec. Sub. Global Notes, 6.50% (c)	720,000	758,700
Intesa Sanpaolo S.p.A. (Italy), Sr. Unsec. Gtd. Medium-Term Notes, 3.88%, 01/15/2019	1,170,000	1,199,995
JPMorgan Chase & Co., Sr. Unsec. Medium-Term Global Bonds, 2.30%, 08/15/2021	910,000	906,681
Unsec. Sub. Global Notes, 3.63%, 12/01/2027	515,000	511,092
Series V, Jr. Unsec. Sub. Global Notes, 5.00% (c)	535,000	545,031
Nordea Bank AB (Sweden), Jr. Unsec. Sub. Notes, 5.50% (b)(c)	775,000	794,375

See accompanying notes which are an integral part of this schedule.

                    Invesco Bond Fund

	Principal Amount	Value

Diversified Banks–(continued)

Royal Bank of Scotland Group PLC (The) (United Kingdom), Sr. Unsec. Notes, 3.50%, 05/15/2023	$894,000	$897,641
Unsec. Sub. Global Bonds, 5.13%, 05/28/2024	100,000	105,188
Société Générale S.A. (France), Jr. Unsec. Sub. Notes, 7.38% (b)(c)	590,000	635,725
Standard Chartered PLC (United Kingdom), Jr. Unsec. Sub. Notes, 7.75% (b)(c)	255,000	273,487
Unsec. Sub. Notes, 4.30%, 02/19/2027(b)	300,000	303,957
Turkiye Is Bankasi A.S. (Turkey), Sr. Unsec. Notes, 3.88%, 11/07/2017(b)	350,000	351,381
6.13%, 04/25/2024(b)	417,000	427,390
Wells Fargo & Co., Unsec. Sub. Global Notes, 5.38%, 11/02/2043	1,840,000	2,102,029
Unsec. Sub. Medium-Term Notes, 4.75%, 12/07/2046	375,000	398,350
Series U, Jr. Unsec. Sub. Global Notes, 5.88% (c)	634,000	696,607
		28,917,672

Diversified Capital Markets–1.06%

Credit Suisse AG (Switzerland), Sr. Unsec. Notes, 3.00%, 10/29/2021	519,000	529,382
Credit Suisse Group Funding (Guernsey) Ltd. (Switzerland), Sr. Unsec. Gtd. Global Notes, 3.75%, 03/26/2025	515,000	521,846
Macquarie Bank Ltd. (Australia), Jr. Unsec. Sub. Notes, 6.13% (b)(c)	815,000	830,609
Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 7.63%, 08/13/2019(b)	498,000	551,731
		2,433,568

Diversified Chemicals–0.52%

Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 5.38%, 05/15/2027	195,000	202,682
6.63%, 05/15/2023	409,000	440,186
7.00%, 05/15/2025	20,000	22,175
OCP S.A. (Morocco), Sr. Unsec. Notes, 4.50%, 10/22/2025(b)	519,000	525,812
		1,190,855

Diversified Metals & Mining–0.21%

HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Notes, 7.63%, 01/15/2025(b)	80,000	86,400
MMC Norilsk Nickel OJSC via MMC Finance D.A.C. (Russia), Sr. Unsec. Notes, 4.10%, 04/11/2023(b)	287,000	286,462

	Principal Amount	Value

Diversified Metals & Mining–(continued)

Teck Resources Ltd. (Canada), Sr. Unsec. Gtd. Global Notes, 4.75%, 01/15/2022	$64,000	$67,120
Sr. Unsec. Notes, 6.13%, 10/01/2035	40,000	41,700
		481,682

Diversified REIT’s–0.93%

Select Income REIT, Sr. Unsec. Global Notes, 4.50%, 02/01/2025	447,000	450,347
Trust F/1401 (Mexico), Sr. Unsec. Notes, 5.25%, 12/15/2024(b)	881,000	916,240
5.25%, 01/30/2026(b)	764,000	788,991
		2,155,578

Diversified Support Services–0.01%

Jaguar Holding Co. II/Pharmaceutical Product Development, LLC, Sr. Unsec. Gtd. Notes, 6.38%, 08/01/2023(b)	25,000	26,625

Drug Retail–1.19%

CVS Pass Through Trust, Sr. Sec. First Lien Global Pass Through Ctfs., 6.04%, 12/10/2028	1,021,749	1,159,803
Sr. Sec. First Lien Mortgage Pass Through Ctfs., 5.77%, 01/10/2033(b)	1,396,154	1,589,173
		2,748,976

Electric Utilities–2.76%

Electricite de France S.A. (France), Sr. Unsec. Notes, 6.00%, 01/22/2114(b)	1,755,000	1,886,034
Enel Finance International N.V. (Italy), Sr. Unsec. Gtd. Notes, 2.88%, 05/25/2022(b)	200,000	199,693
3.63%, 05/25/2027(b)	1,199,000	1,183,376
4.75%, 05/25/2047(b)	673,000	681,061
Exelon Corp., Jr. Unsec. Sub. Notes, 3.50%, 06/01/2022	425,000	434,787
Georgia Power Co., Sr. Unsec. Notes, 2.85%, 05/15/2022	300,000	304,482
Perusahaan Listrik Negara PT (Indonesia), Sr. Unsec. Notes, 4.13%, 05/15/2027(b)	658,000	654,710
Southern Co. (The), Series B, Jr. Unsec. Sub. Global Notes, 5.50%, 03/15/2057	961,000	1,016,257
		6,360,400

Electrical Components & Equipment–0.07%

EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	86,000	89,117
Sensata Technologies B.V., Sr. Unsec. Gtd. Notes, 4.88%, 10/15/2023(b)	35,000	35,788
5.00%, 10/01/2025(b)	35,000	36,487
		161,392

See accompanying notes which are an integral part of this schedule.

                    Invesco Bond Fund

	Principal Amount	Value

Environmental & Facilities Services–0.02%

Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 11/15/2024(b)	$40,000	$41,300

Financial Exchanges & Data–1.64%

Moody’s Corp., Sr. Unsec. Global Bonds, 5.50%, 09/01/2020	1,080,000	1,187,239
Sr. Unsec. Global Notes, 2.75%, 07/15/2019	40,000	40,697
4.88%, 02/15/2024	1,575,000	1,735,466
5.25%, 07/15/2044	425,000	491,679
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(b)	80,000	84,900
Nasdaq, Inc., Sr. Unsec. Notes, 3.85%, 06/30/2026	230,000	234,179
		3,774,160

Food Distributors–0.05%

US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	100,000	105,375

Food Retail–0.03%

Ingles Markets, Inc., Sr. Unsec. Global Notes, 5.75%, 06/15/2023	76,000	77,425

Gas Utilities–0.12%

AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes, 5.63%, 05/20/2024	98,000	101,185
5.88%, 08/20/2026	28,000	28,700
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	57,000	55,575
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	90,000	90,450
		275,910

General Merchandise Stores–0.03%

Dollar Tree, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2023	66,000	70,125

Health Care Equipment–0.74%

Becton, Dickinson and Co., Sr. Unsec. Notes, 2.89%, 06/06/2022	444,000	445,146
3.70%, 06/06/2027	525,000	527,052
4.67%, 06/06/2047	673,000	684,092
Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(b)	50,000	51,438
		1,707,728

Health Care Facilities–0.49%

Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 03/01/2024	50,000	53,375

	Principal Amount	Value

Health Care Facilities–(continued)

Community Health Systems, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.13%, 08/01/2021	$40,000	$40,800
Sr. Sec. Gtd. First Lien Notes, 6.25%, 03/31/2023	65,000	67,600
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	30,935	27,687
8.00%, 11/15/2019	45,000	45,506
HCA Healthcare, Inc., Sr. Unsec. Notes, 6.25%, 02/15/2021	125,000	136,719
HCA, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.88%, 03/15/2022	52,000	57,850
6.50%, 02/15/2020	250,000	275,000
Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	67,000	73,281
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	50,000	52,687
5.88%, 02/15/2026	30,000	32,663
HealthSouth Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	40,000	41,800
LifePoint Health, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 05/01/2024(b)	40,000	40,700
5.88%, 12/01/2023	11,000	11,385
Tenet Healthcare Corp., Sec. Gtd. Second Lien Notes, 7.50%, 01/01/2022(b)	11,000	12,004
Sr. Unsec. Global Notes, 6.75%, 06/15/2023	55,000	55,000
8.00%, 08/01/2020	36,000	36,810
8.13%, 04/01/2022	60,000	63,675
		1,124,542

Health Care REIT’s–1.35%

HCP, Inc., Sr. Unsec. Global Notes, 4.00%, 12/01/2022	994,000	1,039,944
4.25%, 11/15/2023	525,000	552,229
Physicians Realty L.P., Sr. Unsec. Gtd. Global Notes, 4.30%, 03/15/2027	310,000	316,615
Senior Housing Properties Trust, Sr. Unsec. Notes, 6.75%, 12/15/2021	1,090,000	1,211,178
		3,119,966

Health Care Services–0.45%

AMN Healthcare, Inc., Sr. Unsec. Gtd. Notes, 5.13%, 10/01/2024(b)	40,000	40,800
DaVita Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	130,000	129,837
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes, 8.38%, 05/15/2022(b)(d)	52,000	53,820
Express Scripts Holding Co., Sr. Unsec. Gtd. Global Notes, 3.00%, 07/15/2023	591,000	587,452
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(b)	79,000	80,383

See accompanying notes which are an integral part of this schedule.

                    Invesco Bond Fund

	Principal Amount	Value

Health Care Services–(continued)

MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 7.13%, 06/01/2024(b)	$105,000	$112,875
Team Health Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 02/01/2025(b)	45,000	43,931
		1,049,098

Home Entertainment Software–0.26%

Electronic Arts Inc., Sr. Unsec. Global Notes, 3.70%, 03/01/2021	575,000	600,970

Home Improvement Retail–0.04%

Hillman Group Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(b)	90,000	85,950

Homebuilding–0.96%

Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/2021(b)	67,000	68,675
Beazer Homes USA Inc., Sr. Unsec. Gtd. Notes, 6.75%, 03/15/2025(b)	75,000	78,375
CalAtlantic Group, Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 01/15/2021	8,000	9,540
Sr. Unsec. Gtd. Notes, 5.25%, 06/01/2026	13,000	13,471
5.38%, 10/01/2022	70,000	75,337
KB Home, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2022	30,000	34,238
Lennar Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 11/15/2022	40,000	41,750
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	1,815,000	1,685,681
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/2025	47,000	50,055
7.15%, 04/15/2020	25,000	27,813
Taylor Morrison Communities Inc./ Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	26,000	27,690
Toll Brothers Finance Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 03/15/2027	100,000	103,125
		2,215,750

Hotel and Resort REIT’s–0.28%

Hospitality Properties Trust, Sr. Unsec. Notes, 4.95%, 02/15/2027	105,000	110,329
Host Hotels & Resorts L.P., Series F, Sr. Unsec. Global Notes, 4.50%, 02/01/2026	510,000	535,986
		646,315

Hotels, Resorts & Cruise Lines–0.04%

Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/2022	80,000	89,150

	Principal Amount	Value

Household Products–0.08%

Reynolds Group Issuer Inc./LLC (New Zealand), Sr. Sec. Gtd. First Lien Global Notes, 5.75%, 10/15/2020	$60,000	$61,725
Sr. Sec. Gtd. First Lien Notes, 5.13%, 07/15/2023(b)	21,000	21,814
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	6,000	6,465
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	40,000	42,800
Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/2021	46,000	47,667
		180,471

Hypermarkets & Super Centers–0.32%

Costco Wholesale Corp., Sr. Unsec. Global Notes, 3.00%, 05/18/2027	740,000	744,884

Independent Power Producers & Energy Traders–0.19%

AES Corp. (The), Sr. Unsec. Notes, 5.50%, 03/15/2024	45,000	46,687
5.50%, 04/15/2025	163,000	169,927
Calpine Corp., Sr. Unsec. Global Notes, 5.38%, 01/15/2023	24,000	23,580
5.50%, 02/01/2024	39,000	37,635
Dynegy Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/01/2022	30,000	29,700
NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/2024	31,000	31,078
6.63%, 01/15/2027	71,000	69,935
Red Oak Power LLC, Series A, Sr. Sec. First Lien Ltd. Bonds, 8.54%, 11/30/2019	24,079	24,320
		432,862

Industrial Machinery–0.00%

Mueller Industries, Inc., Unsec. Sub. Deb., 6.00%, 03/01/2027	9,000	9,225

Integrated Oil & Gas–1.66%

Cenovus Energy Inc. (Canada), Sr. Unsec. Notes, 4.25%, 04/15/2027(b)	1,150,000	1,148,563
Petróleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 6.75%, 09/21/2047	845,000	869,836
Sr. Unsec. Gtd. Notes, 5.38%, 03/13/2022(b)	558,000	594,533
6.50%, 03/13/2027(b)	717,000	784,588
Shell International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Global Notes, 2.38%, 08/21/2022	427,000	427,133
		3,824,653

See accompanying notes which are an integral part of this schedule.

                    Invesco Bond Fund

	Principal Amount	Value

Integrated Telecommunication Services–5.23%

AT&T Inc., Sr. Unsec. Global Notes, 3.40%, 05/15/2025	$416,000	$409,640
4.75%, 05/15/2046	606,000	585,856
5.15%, 03/15/2042	1,070,000	1,092,948
5.25%, 03/01/2037	475,000	499,679
5.70%, 03/01/2057	490,000	530,264
Sr. Unsec. Notes, 4.45%, 04/01/2024	365,000	386,253
CenturyLink, Inc., Series S, Sr. Unsec. Notes, 6.45%, 06/15/2021	40,000	43,200
Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	58,000	63,655
Cincinnati Bell Inc., Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	41,000	43,101
Frontier Communications Corp., Sr. Unsec. Global Notes, 8.50%, 04/15/2020	45,000	47,812
8.88%, 09/15/2020	35,000	37,231
10.50%, 09/15/2022	95,000	93,575
Ooredoo International Finance Ltd. (Qatar), Sr. Unsec. Gtd. Notes, 4.75%, 02/16/2021(b)	200,000	214,378
SFR Group S.A. (France), Sr. Sec. Gtd. First Lien Bonds, 6.00%, 05/15/2022(b)	200,000	209,750
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026	83,000	91,819
Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/2025	83,000	90,159
Telecom Italia S.p.A. (Italy), Sr. Unsec. Notes, 5.30%, 05/30/2024(b)	460,000	492,200
Telefónica Emisiones, S.A.U. (Spain), Sr. Unsec. Gtd. Global Notes, 5.46%, 02/16/2021	880,000	972,183
7.05%, 06/20/2036	1,165,000	1,499,932
Verizon Communications Inc., Sr. Unsec. Global Notes, 4.13%, 08/15/2046	307,000	272,525
4.52%, 09/15/2048	2,221,000	2,088,036
5.01%, 08/21/2054	672,000	664,617
5.05%, 03/15/2034	1,165,000	1,217,738
Sr. Unsec. Notes, 4.81%, 03/15/2039(b)	413,000	417,087
		12,063,638

Internet & Direct Marketing Retail–0.80%

Expedia, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 02/15/2026	840,000	914,450
QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.45%, 08/15/2034	1,000,000	938,597
		1,853,047

	Principal Amount	Value

Investment Banking & Brokerage–2.60%

Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/2022(b)	$564,000	$629,697
Charles Schwab Corp. (The), Series E, Jr. Unsec. Sub. Global Notes, 4.63% (c)	862,000	868,465
Goldman Sachs Group, Inc. (The), Sr. Unsec. Global Notes, 5.25%, 07/27/2021	565,000	624,350
Sr. Unsec. Medium-Term Notes, 4.80%, 07/08/2044	1,060,000	1,163,672
Unsec. Sub. Global Notes, 6.75%, 10/01/2037	310,000	397,732
Jefferies Group LLC, Sr. Unsec. Global Notes, 4.85%, 01/15/2027	330,000	345,662
Morgan Stanley, Series J, Jr. Unsec. Sub. Global Notes, 5.55% (c)	985,000	1,030,556
Raymond James Financial, Inc., Sr. Unsec. Global Notes, 4.95%, 07/15/2046	885,000	936,975
		5,997,109

IT Consulting & Other Services–0.16%

Computer Sciences Corp., Sr. Unsec. Global Notes, 4.45%, 09/15/2022	340,000	364,774

Leisure Facilities–0.06%

Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 06/01/2024	55,000	57,819
Six Flags Entertainment Corp., Sr. Unsec. Gtd. Notes, 4.88%, 07/31/2024(b)	69,000	69,776
		127,595

Life & Health Insurance–2.30%

Dai-ichi Life Insurance Co., Ltd. (The) (Japan), Jr. Unsec. Sub. Notes, 4.00% (b)(c)	545,000	551,813
Forethought Financial Group, Inc., Sr. Unsec. Notes, 8.63%, 04/15/2021(b)	950,000	1,083,494
MetLife, Inc., Sr. Unsec. Global Notes, 4.13%, 08/13/2042	390,000	395,991
Series C, Jr. Unsec. Sub. Global Notes, 5.25% (c)	910,000	952,770
Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/2021(b)	1,645,000	1,810,088
Prudential Financial, Inc., Series D, Sr. Unsec. Medium-Term Notes, 6.63%, 12/01/2037	390,000	520,235
		5,314,391

Managed Health Care–0.49%

Centene Corp., Sr. Unsec. Notes, 4.75%, 01/15/2025	30,000	30,975
Cigna Corp., Sr. Unsec. Notes, 4.50%, 03/15/2021	435,000	465,872

See accompanying notes which are an integral part of this schedule.

                    Invesco Bond Fund

	Principal Amount	Value

Managed Health Care–(continued)

Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 06/15/2025(b)	$32,000	$32,400
UnitedHealth Group Inc., Sr. Unsec. Global Notes, 3.75%, 07/15/2025	483,000	510,952
WellCare Health Plans Inc., Sr. Unsec. Notes, 5.25%, 04/01/2025	75,000	79,313
		1,119,512

Metal & Glass Containers–0.07%

Ball Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 07/01/2025	85,000	92,437
Berry Global, Inc., Sec. Gtd. Second Lien Global Notes, 6.00%, 10/15/2022	25,000	26,688
Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	38,000	39,758
		158,883

Movies & Entertainment–1.40%

21st Century Fox America, Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 11/15/2046	260,000	271,083
AMC Entertainment Holdings, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	85,000	88,400
Lions Gate Entertainment Corp., Sr. Unsec. Gtd. Notes, 5.88%, 11/01/2024(b)	43,000	45,204
Time Warner Cable, LLC., Sr. Sec. Gtd. First Lien Global Deb., 6.75%, 07/01/2018	685,000	720,048
Time Warner, Inc., Sr. Unsec. Gtd. Deb., 6.50%, 11/15/2036	675,000	824,075
Sr. Unsec. Gtd. Global Deb., 5.35%, 12/15/2043	850,000	900,217
Viacom Inc., Jr. Unsec. Sub. Global Notes, 5.88%, 02/28/2057	25,000	25,938
6.25%, 02/28/2057	157,000	162,691
Sr. Unsec. Global Notes, 3.45%, 10/04/2026	194,000	187,764
		3,225,420

Multi-Line Insurance–2.36%

American Financial Group, Inc., Sr. Unsec. Notes, 3.50%, 08/15/2026	272,000	271,726
9.88%, 06/15/2019	1,055,000	1,212,417
American International Group, Inc., Sr. Unsec. Global Notes, 3.90%, 04/01/2026	635,000	656,890
4.50%, 07/16/2044	1,485,000	1,522,928
Massachusetts Mutual Life Insurance Co., Unsec. Sub. Notes, 4.90%, 04/01/2077(b)	425,000	443,044
Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 4.95%, 04/22/2044(b)	830,000	900,787

	Principal Amount	Value

Multi-Line Insurance–(continued)

XLIT Ltd. (Bermuda), Unsec. Gtd. Sub. Bonds, 5.50%, 03/31/2045	$415,000	$434,806
		5,442,598

Office REIT’s–0.48%

Alexandria Real Estate Equities, Inc., Sr. Unsec. Gtd. Global Notes, 3.95%, 01/15/2027	550,000	564,472
Piedmont Operating Partnership L.P., Sr. Unsec. Gtd. Global Notes, 4.45%, 03/15/2024	530,000	544,230
		1,108,702

Office Services & Supplies–0.54%

Pitney Bowes Inc., Sr. Unsec. Global Notes, 3.38%, 10/01/2021	805,000	801,664
4.63%, 03/15/2024	440,000	453,971
		1,255,635

Oil & Gas Drilling–0.06%

Ensco PLC, Sr. Unsec. Global Notes, 4.50%, 10/01/2024	56,000	46,340
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 5.25%, 11/15/2024	54,000	50,220
Sr. Unsec. Gtd. Notes, 7.75%, 12/15/2023(b)	9,000	9,338
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	30,000	25,650
		131,548

Oil & Gas Equipment & Services–0.06%

Archrock Partners, L.P./Archrock Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/01/2022	25,000	25,250
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	50,000	49,875
Weatherford International Ltd., Sr. Unsec. Gtd. Notes, 6.50%, 08/01/2036	50,000	46,625
8.25%, 06/15/2023	20,000	21,500
		143,250

Oil & Gas Exploration & Production–2.91%

Anadarko Petroleum Corp., Sr. Unsec. Notes, 5.55%, 03/15/2026	551,000	618,736
6.60%, 03/15/2046	902,000	1,119,649
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/01/2023	77,000	79,502
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(b)	47,000	35,368
Callon Petroleum Co., Sr. Unsec. Gtd. Notes, 6.13%, 10/01/2024(b)	53,000	55,120
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 4.38%, 01/15/2025	103,000	105,575

See accompanying notes which are an integral part of this schedule.

                    Invesco Bond Fund

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)

ConocoPhillips Co., Sr. Unsec. Gtd. Global Notes, 3.35%, 11/15/2024	$961,000	$994,042
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 3.80%, 06/01/2024	75,000	70,500
5.00%, 09/15/2022	974,000	978,870
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	33,000	23,925
EP Energy LLC/Everest Acquisition Finance Inc., Sr. Sec. Gtd. First Lien Notes, 8.00%, 11/29/2024(b)	41,000	42,743
Gulfport Energy Corp., Sr. Unsec. Gtd. Notes, 6.00%, 10/15/2024(b)	48,000	47,160
Hess Corp., Sr. Unsec. Global Notes, 5.80%, 04/01/2047	254,000	270,225
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec. Notes, 4.75%, 04/19/2027(b)	231,000	233,945
5.75%, 04/19/2047(b)	542,000	533,870
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	66,000	69,960
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	60,000	60,825
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024(b)	88,000	93,060
QEP Resources, Inc., Sr. Unsec. Global Notes, 5.25%, 05/01/2023	22,000	21,560
Sr. Unsec. Notes, 6.88%, 03/01/2021	58,000	61,480
Range Resources Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 05/15/2025	89,000	85,106
Rice Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 05/01/2023	40,000	42,950
RSP Permian, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 01/15/2025(b)	69,000	70,035
SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	45,000	44,663
Southwestern Energy Co., Sr. Unsec. Global Notes, 4.10%, 03/15/2022	69,000	64,515
Tengizchevroil Finance Co. International Ltd. (Kazakhstan), Sr. Sec. Bonds, 4.00%, 08/15/2026(b)	702,000	683,352
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	86,000	85,785
WildHorse Resource Development Corp., Sr. Unsec. Gtd. Notes, 6.88%, 02/01/2025(b)	65,000	63,375
WPX Energy Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	58,000	56,332
		6,712,228

Oil & Gas Refining & Marketing–0.03%

Tesoro Corp., Sr. Unsec. Gtd. Global Notes, 5.13%, 04/01/2024	62,000	65,565

	Principal Amount	Value

Oil & Gas Storage & Transportation–6.33%

Antero Midstream Partners LP/Antero Midstream Finance Corp., Sr. Unsec. Gtd. Notes, 5.38%, 09/15/2024(b)	$84,000	$86,415
Cheniere Corpus Christi Holdings, LLC, Sr. Sec. Gtd. First Lien Notes, 5.13%, 06/30/2027(b)	46,000	46,805
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	107,000	114,758
Energy Transfer, L.P., Sr. Unsec. Global Notes, 4.65%, 06/01/2021	324,000	347,295
Sr. Unsec. Notes, 4.20%, 04/15/2027	308,000	314,107
4.75%, 01/15/2026	845,000	894,880
5.15%, 03/15/2045	725,000	714,640
5.30%, 04/15/2047	651,000	655,920
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes, 3.90%, 02/15/2024	617,000	648,632
Series D, Sr. Unsec. Gtd. Global Notes, 6.88%, 03/01/2033	100,000	126,905
EQT Midstream Partners L.P., Sr. Unsec. Notes, 4.00%, 08/01/2024	840,000	864,046
Holly Energy Partners L.P./Holly Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 08/01/2024(b)	23,000	24,380
Kinder Morgan Energy Partners, L.P., Sr. Unsec. Gtd. Notes, 4.25%, 09/01/2024	516,000	536,416
5.40%, 09/01/2044	955,000	981,509
Kinder Morgan, Inc., Sr. Unsec. Gtd. Medium-Term Global Notes, 7.75%, 01/15/2032	207,000	266,840
7.80%, 08/01/2031	261,000	337,715
MPLX LP, Sr. Unsec. Global Bonds, 4.50%, 07/15/2023	987,000	1,052,080
Sr. Unsec. Global Notes, 4.88%, 06/01/2025	127,000	136,287
NGL Energy Partners L.P./NGL Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.13%, 03/01/2025(b)	37,000	35,335
ONEOK Partners, L.P., Sr. Unsec. Gtd. Global Notes, 3.38%, 10/01/2022	400,000	406,956
ONEOK, Inc., Sr. Unsec. Global Notes, 4.25%, 02/01/2022	237,000	244,739
Plains All American Pipeline L.P./ PAA Finance Corp., Sr. Unsec. Bonds, 4.50%, 12/15/2026	155,000	159,687
Sabine Pass Liquefaction, LLC, Sr. Sec. First Lien Global Notes, 5.00%, 03/15/2027	397,000	424,790
5.63%, 03/01/2025	159,000	176,490
Sr. Sec. First Lien Notes, 4.20%, 03/15/2028(b)	1,231,000	1,251,004

See accompanying notes which are an integral part of this schedule.

                    Invesco Bond Fund

	Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)

SemGroup Corp., Sr. Unsec. Gtd. Notes, 6.38%, 03/15/2025(b)	$50,000	$49,875
Spectra Energy Capital LLC, Sr. Unsec. Gtd. Global Notes, 8.00%, 10/01/2019	225,000	253,730
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Bonds, 5.25%, 05/01/2023	68,000	70,465
Sr. Unsec. Gtd. Notes, 5.13%, 02/01/2025(b)	47,000	48,821
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/2024	128,000	140,160
Sr. Unsec. Gtd. Notes, 5.25%, 01/15/2025	15,000	15,956
Williams Cos., Inc. (The), Sr. Unsec. Global Notes, 4.55%, 06/24/2024	85,000	87,752
Sr. Unsec. Notes, 7.88%, 09/01/2021	19,000	22,325
Williams Partners L.P., Sr. Unsec. Global Notes, 3.60%, 03/15/2022	1,172,000	1,207,884
Sr. Unsec. Notes, 3.75%, 06/15/2027	405,000	404,793
4.13%, 11/15/2020	447,000	471,129
Williams Partners L.P./ACMP Finance Corp., Sr. Unsec. Global Notes, 4.88%, 05/15/2023	934,000	966,106
		14,587,627

Packaged Foods & Meats–0.10%

B&G Foods, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/2025	24,000	24,960
JBS USA Lux S.A./JBS USA Finance Inc. (Brazil), Sr. Unsec. Gtd. Notes, 5.75%, 06/15/2025(b)	60,000	58,125
Lamb Weston Holdings, Inc., Sr. Unsec. Gtd. Notes, 4.63%, 11/01/2024(b)	41,000	42,230
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(b)	100,000	107,250
		232,565

Paper Packaging–0.44%

Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes, 4.88%, 11/15/2022	53,000	55,981
International Paper Co., Sr. Unsec. Global Notes, 5.15%, 05/15/2046	871,000	966,993
		1,022,974

Paper Products–0.15%

Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 4.50%, 02/01/2023	240,000	238,800

	Principal Amount	Value

Paper Products–(continued)

Mercer International Inc. (Canada), Sr. Unsec. Global Notes, 7.75%, 12/01/2022	$22,000	$23,760
Sr. Unsec. Notes, 6.50%, 02/01/2024(b)	20,000	20,900
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/2020	57,000	58,354
		341,814

Pharmaceuticals–2.43%
Allergan Funding SCS, Sr. Unsec. Gtd. Global Notes, 4.85%, 06/15/2044	1,440,000	1,541,157
Bristol-Myers Squibb Co., Sr. Unsec. Deb., 6.88%, 08/01/2097	942,000	1,311,826
Eli Lilly and Co., Sr. Unsec. Global Notes, 2.35%, 05/15/2022	320,000	322,560
3.10%, 05/15/2027	464,000	470,433
3.95%, 05/15/2047	547,000	561,323
Mylan N.V., Sr. Unsec. Gtd. Global Notes, 5.25%, 06/15/2046	490,000	519,144
Teva Pharmaceutical Finance Netherlands III B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 2.20%, 07/21/2021	711,000	697,524
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2023(b)	41,000	33,261
5.63%, 12/01/2021(b)	93,000	80,212
5.88%, 05/15/2023(b)	20,000	16,400
6.13%, 04/15/2025(b)	40,000	32,100
6.75%, 08/15/2018(b)	5,000	5,063
7.00%, 10/01/2020(b)	24,000	22,980
		5,613,983

Property & Casualty Insurance–1.38%
Allstate Corp. (The), Sr. Unsec. Notes, 4.20%, 12/15/2046	275,000	288,781
Arch Capital Finance LLC, Sr. Unsec. Gtd. Notes, 5.03%, 12/15/2046	312,000	349,244
CNA Financial Corp., Sr. Unsec. Notes, 7.35%, 11/15/2019	1,100,000	1,233,784
Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/07/2087(b)	530,000	643,287
W.R. Berkley Corp., Sr. Unsec. Notes, 7.38%, 09/15/2019	600,000	664,048
		3,179,144

Railroads–0.44%
Burlington Northern Santa Fe, LLC, Sr. Unsec. Global Deb., 4.15%, 04/01/2045	869,000	900,001

See accompanying notes which are an integral part of this schedule.

                    Invesco Bond Fund

	Principal Amount	Value

Railroads–(continued)

Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	$103,000	$106,862
		1,006,863

Regional Banks–1.41%

CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/2022	50,000	54,125
5.00%, 08/01/2023	60,000	64,612
Fifth Third Bancorp, Unsec. Sub. Notes, 4.30%, 01/16/2024	660,000	699,396
First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/2021	340,000	401,673
Huntington Bancshares, Inc., Sr. Unsec. Global Notes, 2.30%, 01/14/2022	1,240,000	1,219,869
M&T Bank Corp., Series F, Jr. Unsec. Sub. Global Notes, 5.13% (c)	794,000	817,820
		3,257,495

Reinsurance–0.33%

Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/2023	685,000	751,451

Renewable Electricity–0.20%

Oglethorpe Power Corp., Sr. Sec. First Mortgage Bonds, 4.55%, 06/01/2044	454,000	450,679

Residential REIT’s–0.42%

Essex Portfolio L.P., Sr. Unsec. Gtd. Global Notes, 3.63%, 08/15/2022	940,000	974,995

Restaurants–0.84%

1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 6.00%, 04/01/2022(b)	1,337,000	1,395,494
Sr. Sec. Gtd. First Lien Notes, 4.63%, 01/15/2022(b)	200,000	206,750
Aramark Services, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 04/01/2025(b)	44,000	46,365
Brinker International Inc., Sr. Unsec. Gtd. Notes, 5.00%, 10/01/2024(b)	232,000	234,635
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	50,000	53,562
		1,936,806

Retail REIT’s–0.47%

Brixmor Operating Partnership LP, Sr. Unsec. Global Notes, 3.25%, 09/15/2023	481,000	476,446
Realty Income Corp., Sr. Unsec. Notes, 3.25%, 10/15/2022	600,000	613,694
		1,090,140

Semiconductors–1.80%

Analog Devices, Inc., Sr. Unsec. Global Notes, 3.13%, 12/05/2023	445,000	454,118
4.50%, 12/05/2036	110,000	112,774

	Principal Amount	Value

Semiconductors–(continued)

Broadcom Corp./Broadcom Cayman Finance Ltd., Sr. Unsec. Gtd. Notes, 3.00%, 01/15/2022(b)	$1,045,000	$1,053,491
3.88%, 01/15/2027(b)	1,086,000	1,106,362
Micron Technology, Inc., Sr. Unsec. Global Notes, 5.50%, 02/01/2025	63,000	66,307
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 5.75%, 03/15/2023(b)	489,000	518,034
Sr. Unsec. Notes, 3.88%, 09/01/2022(b)	806,000	840,394
		4,151,480

Sovereign Debt–0.79%

Argentine Republic Government International Bond (Argentina), Sr. Unsec. Global Bonds, 5.63%, 01/26/2022	155,000	161,871
6.25%, 04/22/2019	941,000	993,225
KSA Sukuk Ltd. (Saudi Arabia), Sr. Unsec. Notes, 2.89%, 04/20/2022(b)	477,000	478,626
Provincia de Buenos Aires (Argentina), Sr. Unsec. Notes, 7.88%, 06/15/2027(b)	175,000	184,474
		1,818,196

Specialized Consumer Services–0.13%

ServiceMaster Co., LLC (The), Sr. Unsec. Gtd. Notes, 5.13%, 11/15/2024(b)	202,000	209,828
Sr. Unsec. Notes, 7.45%, 08/15/2027	91,000	98,621
		308,449

Specialized Finance–3.44%

AerCap Global Aviation Trust (Ireland), Jr. Unsec. Gtd. Sub. Notes, 6.50%, 06/15/2045(b)	3,793,000	4,011,097
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Netherlands), Sr. Unsec. Gtd. Global Notes, 3.50%, 05/26/2022	264,000	271,425
3.95%, 02/01/2022	265,000	277,256
4.63%, 10/30/2020	150,000	159,788
5.00%, 10/01/2021	230,000	249,981
Air Lease Corp., Sr. Unsec. Global Notes, 3.00%, 09/15/2023	394,000	391,351
3.38%, 06/01/2021	825,000	851,663
3.88%, 04/01/2021	995,000	1,043,502
Aircastle Ltd., Sr. Unsec. Global Notes, 7.63%, 04/15/2020	15,000	17,081
Sr. Unsec. Notes, 5.00%, 04/01/2023	108,000	115,965
International Lease Finance Corp., Sr. Unsec. Global Notes, 5.88%, 04/01/2019	515,000	548,797
		7,937,906

See accompanying notes which are an integral part of this schedule.

                    Invesco Bond Fund

	Principal Amount	Value

Specialized REIT’s–1.91%

Crown Castle Towers LLC, Sr. Sec. Gtd. First Lien Notes, 4.88%, 08/15/2020(b)	$1,215,000	$1,295,437
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/2024(b)	16,000	16,420
5.38%, 03/15/2027(b)	36,000	37,170
EPR Properties, Sr. Unsec. Gtd. Global Notes, 4.50%, 04/01/2025	608,000	619,494
7.75%, 07/15/2020	1,384,000	1,580,924
Sr. Unsec. Gtd. Notes, 5.75%, 08/15/2022	295,000	327,765
Equinix Inc., Sr. Unsec. Notes, 5.75%, 01/01/2025	7,000	7,578
5.88%, 01/15/2026	114,000	124,260
GLP Capital LP/GLP Financing II Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2026	50,000	54,375
Iron Mountain US Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 06/01/2026(b)	55,000	57,612
Lamar Media Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2026	123,000	132,994
Rayonier A.M. Products Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(b)	51,000	50,107
SBA Communications Corp., Sr. Unsec. Notes, 4.88%, 09/01/2024(b)	89,000	90,446
		4,394,582

Specialty Chemicals–0.46%

Ashland LLC, Sr. Unsec. Gtd. Global Notes, 4.75%, 08/15/2022	40,000	41,800
Axalta Coating Systems, LLC, Sr. Unsec. Gtd. Notes, 4.88%, 08/15/2024(b)	150,000	155,625
GCP Applied Technologies Inc., Sr. Unsec. Gtd. Notes, 9.50%, 02/01/2023(b)	60,000	68,475
Kraton Polymers LLC/Kraton Polymers Capital Corp., Sr. Unsec. Gtd. Notes, 10.50%, 04/15/2023(b)	62,000	72,075
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	92,000	96,945
PQ Corp., Sr. Sec. Gtd. First Lien Notes, 6.75%, 11/15/2022(b)	42,000	45,833
Sherwin-Williams Co. (The), Sr. Unsec. Global Notes, 3.45%, 06/01/2027	302,000	306,001
4.50%, 06/01/2047	263,000	271,916
		1,058,670

Steel–0.46%

ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 7.50%, 10/15/2039	47,000	52,875
FMG Resources (August 2006) Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 4.75%, 05/15/2022(b)	107,000	108,297
5.13%, 05/15/2024(b)	182,000	184,362

	Principal Amount	Value

Steel–(continued)

Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 12/15/2026	$59,000	$60,328
5.13%, 10/01/2021	75,000	77,625
United States Steel Corp., Sr. Unsec. Global Notes, 7.50%, 03/15/2022	8,000	8,160
Sr. Unsec. Notes, 6.88%, 04/01/2021	35,000	36,050
Vale Overseas Ltd. (Brazil), Sr. Unsec. Gtd. Global Notes, 6.25%, 08/10/2026	489,000	531,787
		1,059,484

Systems Software–0.02%

Symantec Corp., Sr. Unsec. Notes, 5.00%, 04/15/2025(b)	42,000	43,771

Technology Distributors–0.48%

Avnet, Inc., Sr. Unsec. Global Notes, 4.63%, 04/15/2026	485,000	497,822
CDW LLC/CDW Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 09/01/2025	42,000	43,365
Tech Data Corp., Sr. Unsec. Notes, 4.95%, 02/15/2027	540,000	570,045
		1,111,232

Technology Hardware, Storage & Peripherals–1.23%

Apple Inc., Sr. Unsec. Global Notes, 4.25%, 02/09/2047	255,000	266,341
Dell International LLC/ EMC Corp., Sr. Sec. Gtd. First Lien Notes, 6.02%, 06/15/2026(b)	1,286,000	1,417,358
8.35%, 07/15/2046(b)	311,000	403,904
Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(b)	115,000	128,656
Diebold Nixdorf, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/2024	33,000	37,208
Seagate HDD Cayman, Sr. Unsec. Gtd. Global Bonds, 5.75%, 12/01/2034	505,000	487,325
Western Digital Corp., Sr. Unsec. Gtd. Global Notes, 10.50%, 04/01/2024	75,000	88,406
		2,829,198

Tobacco–0.02%

Alliance One International, Inc., Sr. Sec. Gtd. First Lien Notes, 8.50%, 04/15/2021(b)	35,000	36,663

Trading Companies & Distributors–0.09%

BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(b)	51,000	53,422
Herc Rentals Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(b)	28,000	30,030

See accompanying notes which are an integral part of this schedule.

                    Invesco Bond Fund

	Principal Amount	Value

Trading Companies & Distributors–(continued)

United Rentals North America, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	$42,000	$44,468
Sr. Unsec. Gtd. Notes, 5.50%, 05/15/2027	20,000	20,650
6.13%, 06/15/2023	50,000	53,000
		201,570

Trucking–0.08%

Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2025(b)	65,000	60,287
Hertz Corp. (The), Sec. Gtd. Second Lien Notes, 7.63%, 06/01/2022(b)	30,000	30,375
Sr. Unsec. Gtd. Global Notes, 5.88%, 10/15/2020	25,000	23,750
6.75%, 04/15/2019	45,000	45,000
7.38%, 01/15/2021	25,000	23,625
		183,037

Wireless Telecommunication Services–1.95%

América Móvil, S.A.B. de C.V. (Mexico), Sr. Unsec. Global Notes, 4.38%, 07/16/2042	620,000	622,908
Sr. Unsec. Gtd. Global Notes, 6.13%, 03/30/2040	565,000	689,082
Bharti Airtel International Netherlands B.V. (India), Sr. Unsec. Gtd. Notes, 5.35%, 05/20/2024(b)	200,000	213,750
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 5.00%, 03/15/2044	1,215,000	1,358,712
Sprint Communications Inc., Sr. Unsec. Gtd. Notes, 7.00%, 03/01/2020(b)	60,000	66,375
Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 09/15/2021	86,000	97,825
7.63%, 02/15/2025	35,000	40,338
7.88%, 09/15/2023	167,000	193,511
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Class A-1, Sr. Sec. Gtd. First Lien Asset-Backed Notes, 3.36%, 03/20/2023(b)	1,197,000	1,217,586
		4,500,087
Total Bonds & Notes (Cost $203,574,634)		214,537,033

	Shares

Preferred Stocks–2.47%

Investment Banking & Brokerage–1.58%

Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.	20,000	553,000

Morgan Stanley, Series E, 7.13% Pfd.	65,000	1,912,300

Morgan Stanley, Series F, 6.88% Pfd.	40,000	1,172,000
		3,637,300

	Shares	Value

Regional Banks–0.71%

CIT Group Inc. Series A 5.80% Pfd.	420,000	$420,000

PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.	30,000	890,400

SunTrust Banks, Inc. Series G 5.05% Pfd.	336,000	337,680
		1,648,080

Reinsurance–0.18%

Reinsurance Group of America, Inc., 6.20% Pfd.	14,000	406,840
Total Preferred Stocks (Cost $4,976,000)		5,692,220

	Principal Amount

U.S. Treasury Securities–1.43%

U.S. Treasury Bills–0.03%

0.89%, 08/10/2017(e)(f)	$80,000	79,859

U.S. Treasury Notes–1.34%

1.75%, 05/31/2022	2,151,200	2,150,905
2.00%, 05/31/2024	185,700	185,453
2.38%, 05/15/2027	750,800	761,989
		3,098,347

U.S. Treasury Bonds–0.06%

3.00%, 02/15/2047	125,200	128,421
Total U.S. Treasury Securities (Cost $3,296,746)		3,306,627

Municipal Obligations–0.16%

Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/2057(Cost $319,500)	300,000	361,422

	Shares

Money Market Funds–2.15%

Government & Agency Portfolio – Institutional Class, 0.71% (g)	2,976,237	2,976,237

Treasury Portfolio – Institutional Class, 0.67% (g)	1,984,158	1,984,158
Total Money Market Funds (Cost $4,960,395)		4,960,395
TOTAL INVESTMENTS–99.26% (Cost $217,127,275)		228,857,697
OTHER ASSETS LESS LIABILITIES–0.74%		1,705,379
NET ASSETS–100.00%		$230,563,076

Investment Abbreviations:

See accompanying notes which are an integral part of this schedule.

                    Invesco Bond Fund

Ctfs.	— Certificates
Deb.	— Debentures
Gtd.	— Guaranteed
Jr.	— Junior
Pfd.	— Preferred
PIK	— Payment in Kind

RB	— Revenue Bonds
REGS	— Regulation S
REIT	— Real Estate Investment Trust
Sec.	— Secured
Sr.	— Senior
Sub.	— Subordinated
Unsec.	— Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2017 was $62,531,780, which represented 27.12% of the Fund’s Net Assets.

(c)	Perpetual bond with no specified maturity date.

(d)	All or a portion of this security is Payment-in-Kind.

Issuer	Cash Rate	PIK Rate
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes	7.63%	8.38%

(e)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1F and Note 3.

(g)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2017.

See accompanying notes which are an integral part of this schedule.

                    Invesco Bond Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2017

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent

                    Invesco Bond Fund

A.	Security Valuations – (continued)

uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

                    Invesco Bond Fund

F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
G.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily

                    Invesco Bond Fund

G.	Swap Agreements – (continued)

basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of May 31, 2017 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

H.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
I.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Bonds & Notes	$—	$214,537,033	$—	$214,537,033
Preferred Stocks	4,934,540	757,680	—	5,692,220
U.S. Treasury Securities	—	3,306,627	—	3,306,627
Municipal Obligations	—	361,422	—	361,422
Money Market Funds	4,960,395	—	—	4,960,395
	9,894,935	218,962,762	—	228,857,697
Futures Contracts*	(3,629)	—	—	(3,629)
Swap Agreements*	—	(3,465)	—	(3,465)
Total Investments	$9,891,306	$218,959,297	$—	$228,850,603
*	Unrealized appreciation (depreciation).

                    Invesco Bond Fund

NOTE 3 — Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2 Year Notes	Long	31	September-2017	$6,711,016	$ 6,231
U.S. Treasury 5 Year Notes	Long	100	September-2017	11,831,250	17,246
U.S. Treasury 10 Year Notes	Long	89	September-2017	11,240,422	56,226
U.S. Treasury 10 Year Ultra Bonds	Short	8	September-2017	(1,085,875)	(7,207)
U.S. Treasury 30 Year Bonds	Long	19	September-2017	2,922,437	33,859
U.S. Treasury Ultra Bonds	Short	49	September-2017	(8,091,125)	(109,984)
Total Futures Contracts — Interest Rate Risk					$ (3,629)

Open Over-The-Counter Credit Default Swap Agreements — Credit Risk
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments Paid	Unrealized Appreciation (Depreciation)
Bank of America Merrill Lynch	Citigroup Inc.	Buy	(1.00)%	06/20/17	0.13%	$2,500,000	$2,266	$(3,465)
(a)	Implied credit spreads represent the current level as of May 31, 2017 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of May 31, 2017:

Derivative Assets	Value
	Credit Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts—Exchange-Traded(a)	$—	$113,562	$113,562
Unrealized appreciation on swap agreements—OTC	—	—	—
Total Derivative Assets	—	113,562	113,562
Derivatives not subject to master netting agreements	—	(113,562)	(113,562)
Total Derivative Assets subject to master netting agreements	$—	$—	$—

Derivative Liabilities	Value
	Credit Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts—Exchange-Traded(a)	$ —	$(117,191)	$(117,191)
Unrealized depreciation on swap agreements—OTC	(3,465)	—	(3,465)
Total Derivative Liabilities	(3,465)	(117,191)	(120,656)
Derivatives not subject to master netting agreements	—	117,191	117,191
Total Derivative Liabilities subject to master netting agreements	$(3,465)	$—	$(3,465)

(a)	Includes cumulative appreciation (depreciation) on futures contracts.

                    Invesco Bond Fund

Effect of Derivative Investments for the three months ended May 31, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Futures contracts	$—	$47,597	$47,597
Swap agreements	(16,770)	—	(16,770)
Change in Net Unrealized Appreciation:
Futures contracts	—	14,146	14,146
Swap agreements	15,631	—	15,631
Total	$(1,139)	$61,743	$60,604

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$36,666,617	$2,500,000

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended May 31, 2017 was $51,385,670 and $47,223,949, respectively. During the same period, purchases and sales of long-term U.S. Treasury obligations were $31,338,570 and $36,392,556, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$11,995,614
Aggregate unrealized (depreciation) of investment securities	(619,510)
Net unrealized appreciation of investment securities	$11,376,104
Cost of investments for tax purposes is $217,481,593.

                    Invesco Bond Fund

Item 2.	Controls and Procedures.

(a)	As of May 19, 2017, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of May 19, 2017, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    Invesco Bond Fund

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	July 28, 2017

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	July 28, 2017

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	July 28, 2017

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.